Exhibit 4.1

Subscription Documents For

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(FOR U.S. INVESTORS AND NON-U.S. INVESTORS)

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

DIRECTIONS FOR THE COMPLETION OF THE SUBSCRIPTION DOCUMENTS

Prospective investors must complete all of the subscription documents (the “Subscription Documents”) contained in this package in the manner described below. For purposes of these Subscription Documents, the “Investor” is the person or entity for whose account the common shares of beneficial interest of the Fund (the “Shares”) are being purchased. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Investor but should indicate the capacity in which it is doing so and the name of the Investor. Capitalized terms not defined and used herein are as defined in the Private Placement Memorandum (the “Memorandum”) of Blackstone Private Real Estate Credit and Income Fund (the “Fund”), a Delaware statutory trust (as amended from time to time).

1.	Subscription Agreement:

(a)	Each Investor should fill in the amount of the Investment Amount (as defined below) on the signature page of the Subscription Agreement.

(b)

Each Investor should date, print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on the signature page to the Subscription Agreement and provide a copy of government-issued photo identification for each signatory.

(c)	Each Investor should complete the appropriate acknowledgment form (making any changes necessary to reflect the Investor’s particular circumstances).

2.	Investor Data Sheet:

Each Investor should complete the Investor Data Sheet attached hereto.

3.	Investor Questionnaire:

(a)	Each Investor should print the name of the Investor and provide other requested information in the space provided in Section A.

(b)

Each Investor should check the box or boxes in Section B that are next to the category or categories under which the Investor qualifies as an “accredited investor” and confirm whether the Investor is a “qualified institutional buyer.”

(c)	Each Investor that is an entity should provide the information and respond to the questions in Section C.

(d)	Each Investor should respond to the questions in Section D.

(e)	Each Investor should respond to the questions in Section E.

(f)	Each Investor should respond to the relevant questions in Section F.

(g)	Each Investor should check the appropriate boxes, provide the requested information and respond to the questions in Section G.

(h)	Each Investor should check the appropriate box in Section H corresponding to the Investor’s U.S. or non-U.S. status and related tax information.

i

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(i)	Each Investor should check the appropriate boxes, provide the requested information and respond to the questions in Section I.

(j)

Each Investor should print the Investor’s name, date and sign (and print name, capacity and title of signatory, if applicable) at the end of the Investor Questionnaire and provide a copy of a valid passport, national ID or U.S. driver’s license, as applicable, with photograph for each signatory.

4.	Tax Forms:

(a)

For U.S. Investors: Each Investor that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), should fill in, sign and date the Internal Revenue Service (“IRS”) Form W-9 in accordance with the instructions to the Form (see Schedule 2).

(b)

For Non-U.S. Investors: Each Investor that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code should fill in, sign and date the appropriate IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY (and any required withholding statement and underlying beneficial tax documentation) and/or Form W-8EXP available on the IRS website, and, in the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, provide all applicable attachments or addendums as required by the instructions to such Form to claim such exemption or reduction.

(c)	For All Investors: Each Investor should provide the applicable information required in Section A of the Investor Questionnaire.

5.	Evidence of Authorization and Further Documentation:

Investors must provide an acknowledgment form (referenced in Item 1(c) above) based on the type of Investor (e.g., individual, partnership, corporation). In addition, additional evidence of authorization must be submitted as follows for the following types of Investors:

For Individuals:

Individuals should provide a copy of a passport or a driver’s license with their photograph and country of citizenship. If an individual Investor is using a third party to act on his/her behalf, a copy of the driver’s license or passport of that third party should be provided. If the copy of the passport or driver’s license of the Investor or third party does not contain the individual’s current address, then an additional government-issued identification document certifying the individual’s name and current address is required.

For Corporations:

Corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the Subscription Documents, including any specimen signatures thereof. Corporations must also provide a copy of the certificate of incorporation or other information identifying the place of incorporation. Privately-held corporations must submit a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity. Publicly-held corporations must provide a Form 10-K.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partner(s) and the place of formation, as well as applicable authorizing documents described herein (including information identifying authorized signatories and specimen signatures thereof) and a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity.

For Limited Liability Companies:

Limited liability companies must submit a certified copy of the operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents, including a specimen signature thereof. Limited liability companies must also provide a copy of the certificate of formation or other information identifying the place of formation, a document identifying authorized signatories and a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity.

For Sovereign Wealth Funds or Non-U.S. State-Owned Funds/Companies:

Sovereign Wealth Funds and Non-U.S. State-Owned Funds/Companies must submit a document identifying authorized signatories, including specimen signatures thereof.

For Trusts:

Trusts must submit a copy of the trust agreement, certificate of trust or equivalent, a document identifying authorized signatories, including specimen signatures thereof, and proof of identify (as applicable) of the (i) settlor and/or grantor, (ii) trustee(s), and other controlling persons, (iii) trust beneficiaries (who receive 10% or more of the economic benefit of the trust) and (iv) any person ultimately beneficially owning 10% or more of such beneficiaries’ equity, partnership, membership or other similar ownership interest.

For Pension Plans:

Pension plans must submit a copy of the trust agreement, certificate of trust or equivalent and a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents, including a specimen signature thereof.

For Foundations:

Foundations must submit a copy of the certificate of incorporation, an IRS Non-Profit Determination, 501(c)(3) Letter or Form 990 (or equivalent) and a document identifying authorized signatories, including specimen signatures thereof.

Investors may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund and/or the authorization of the signatory or signatories to the Subscription Documents. The Adviser may waive any of the foregoing in its sole discretion.

See also Annex 1 and Annex 3 to determine that appropriate documentation has been provided.

Investors may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

6.	Delivery of Subscription Documents:

Subscription Documents, consisting of the following completed documents:

(a)	one signed copy of the Subscription Agreement;

(b)	the Investor Data Sheet;

(c)	a signed Investor Questionnaire;

(d)	a signed IRS Form W-9 or appropriate IRS Form(s) W-8; and

(e)	any required evidence of authorization, as described above and in Annex 1 hereto should be delivered as soon as possible to SS&C GIDS, Inc., on behalf of the Fund, at the following address:

SS&C GIDS, Inc.

PO Box 219349

Kansas City, MO 64121-9349

[ ]

Overnight Address:

SS&C GIDS, Inc.

430 W 7th St. Suite 219349

Kansas City, MO 64105

In addition, please send (a) the completed and executed signature page of the Subscription Agreement, (b) the Investor Data Sheet, (c) the completed and executed Investor Questionnaire, (d) a completed IRS Form W-9 or appropriate IRS Form(s) W-8, and (e) any required evidence of authorization, as described above, by electronic mail to [ ] as soon as possible.

Inquiries regarding subscription procedures (including, if the Investor Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to [ ].

If the Investor’s subscription is accepted by the Fund (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Investor by electronic mail.

*   *   *

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

SUBSCRIPTION AGREEMENT

Blackstone Private Real Estate Credit and Income Fund

Blackstone Real Estate Special Situations Advisors L.L.C.

345 Park Avenue

24th Floor

New York, NY 10154

Ladies and Gentlemen:

1. Subscription.

(a) The signatory hereto (the “Investor”) subscribes for and agrees to purchase common shares of beneficial interest (“Shares”) of Blackstone Private Real Estate Credit and Income Fund, a Delaware statutory trust (“we,” “us,” “our,” or the “Fund”) with an Initial Investment Amount (as defined below) set forth on the signature page below upon the terms and conditions set forth herein. The Investor acknowledges and agrees that this subscription is irrevocable on the part of the Investor and that the Fund may accept or reject this subscription in whole or in part at any time on or prior to its acceptance and in its sole discretion. If the subscription is rejected in its entirety, this subscription agreement (the “Subscription Agreement”) shall have no force or effect. The Investor agrees to be bound by all the terms and provisions of the Fund’s private placement memorandum (as amended or supplemented from time to time, the “Memorandum”), the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”), the Fund’s Bylaws, as amended from time to time (the “Bylaws”), the Investment Advisory Agreement with Blackstone Real Estate Special Situations Advisors L.L.C., the Fund’s investment adviser (“BRESSA” or the “Adviser”), as amended from time to time (the “Investment Advisory Agreement”), the Administration Agreement between the Fund and BRESSA, the Fund’s administrator (when acting in such capacity, the “Administrator”), as amended from time to time (the “Administration Agreement,” and together with the Memorandum, the Declaration of Trust, the Bylaws and the Investment Advisory Agreement, the “Operative Documents”). Capitalized terms not defined herein are used as defined in the Memorandum. The Fund has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Investors”), providing for the sale to the Other Investors of Shares. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Investor and the Other Investors are separate sales.

(b) The Investor agrees to purchase Shares in the Initial Closing (as defined below) for an aggregate purchase price equal to the amount set forth on the signature page hereto (the “Initial Investment Amount”), under the terms and subject to the conditions set forth herein. In addition to the Investor’s purchase of the Initial Investment Amount, the Investor may purchase additional Shares in one or more Subsequent Closings (as defined below) (the aggregate purchase price with respect to any such purchase, the “Subsequent Investment Amount” and together with the Initial Investment Amount, the “Investment Amount”), under the terms and subject to the conditions set forth herein. The Investor acknowledges that the Investor’s purchase of the Initial Investment Amount and any Subsequent Investment Amount is conditioned upon acceptance by or on behalf of the Fund and that it may be accepted or rejected (in whole or in part) by the Fund in its sole discretion in accordance with the foregoing.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

2. Closings.

(a) The initial closing of the Fund (the “Initial Closing”) will take place on such date that the Fund accepts the Investor’s Initial Investment Amount. The Fund may accept subscriptions from Other Investors in the Initial Closing. Subsequent closings of the Fund will occur on the first business day of each month after the Initial Closing (each, a “Subsequent Closing”, and, together with the Initial Closing, each, a “Closing”). The Investor will purchase Shares at a price of $25 per share in the Initial Closing.

(b) For each Subsequent Closing, Shares will be issued as of the first business day of the next month at net asset value (“NAV”) per Share equal to the Fund’s NAV per Share as of the immediately preceding business day (i.e., the end of the prior month). The Investor acknowledges and understands that the Investor will not know the NAV per share applicable on the date of issuance and that such applicable NAV per share will be reported on or around the 15th business day after the issuance date; at that time, the number of Shares issued will be calculated based on that the applicable NAV and will be credited to the Investor’s account as of the issuance date.

(c) If the Investor wishes to purchase additional Shares in a Subsequent Closing, the Investor will send a written request to the Fund in the form attached as Schedule 3 hereto (a “Subsequent Investment Agreement”) at least 12 business days prior to the last business day of the applicable month indicating the Subsequent Investment Amount requested by the Investor. If all or a portion of the Investor’s subscription for additional Shares is accepted in writing by the Fund, the Investor will fund the amount payable two business days prior to the last business day of the applicable month.

(d) The Investor will be deemed to make the representations and warranties set forth in this Subscription Agreement as of the date on which the Investor is admitted as a shareholder of the Fund in the Initial Closing and each date on which the Investor funds a purchase of additional Shares in any Subsequent Closing, in each case pursuant to this Subscription Agreement and, to the extent applicable, the respective Subsequent Investment Agreement; and the Investor agrees to promptly notify the Fund if any of such representations and warranties become untrue after any such date.

3. [Reserved.]

4. Distributions. As described more fully in the Memorandum, the Fund generally intends to distribute, out of assets legally available for distribution, its net investment income, on a monthly basis, and net capital gains, if any, on an annual basis, as determined by the Fund’s Board of Trustees (the “Board”) in its discretion.

5. [Reserved.]

6. Representations and Warranties of the Investor. To induce the Fund to accept this subscription and any future subscriptions for Shares, the Investor represents and warrants as follows:

(a) The Investor has been furnished with and has carefully read the Memorandum, this Subscription Agreement, and each Operative Document, in each case as amended, restated and/or supplemented through the relevant Closing of the Investor’s subscription for Shares. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the risks of an investment in the Shares and understands the risks of, and other considerations relating to, a purchase of a Share, including the matters set forth under “Risk Factors, Potential Conflicts of Interest and Other Considerations” in the Memorandum. The Investor acknowledges that it has

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

made an independent decision to invest in the Fund and that, in making its decision to subscribe for a Share, the Investor has relied solely upon the Memorandum and independent investigations made by the Investor. The Investor is not relying on the Fund, the Adviser, any placement agent of the Fund (a “Placement Agent”) or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than the Investor’s own advisers. The Investor’s investment in the Shares is consistent with the investment purposes, objectives and cash flow requirements of the Investor and will not adversely affect the Investor’s overall need for diversification and liquidity.

(b) The Investor acknowledges receipt of the Fund’s privacy notice attached hereto as Schedule 1. The Investor has also carefully read the privacy notice attached hereto as Schedule 1 (the “Privacy Notice”). The Investor shall promptly provide the Privacy Notice to (i) each individual whose personal data the Investor has provided or will provide to the Fund or any of its delegates in connection with the Investor’s investment in the Fund (such as a directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents) and (ii) any other individual connected to the Investor as may be requested by the Fund or any of its delegates. The Investor shall also promptly provide to any such individual, on request by Fund or any of its delegates, any updated versions of the Privacy Notice and the privacy notice (or other data protection disclosures) of any third party to which the Fund or any of its delegates has directly or indirectly provided that individual’s personal data.

(c) The Shares to be acquired hereunder are being acquired by the Investor for the Investor’s own account for investment purposes only and not with a view to resale or distribution.

(d) The Investor understands that the Fund (i) will file on or before the Initial Closing an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and (ii) intends to file an election to be treated as a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes; pursuant to those elections, the Investor will be required to furnish certain information to the Fund as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Investor is unable or refuses to provide such information directly to the Fund, the Investor understands that it will be required to include additional information on its income tax return as provided in Treasury Regulations § 1.852-7. The Fund has filed a registration statement on Form 10 (the “Registration Statement”) for its Shares with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”). The Registration Statement is not the offering document pursuant to which the Fund is conducting this offering and may not include all information regarding the Fund contained in the Memorandum; accordingly, Investors should rely exclusively on information contained in the Operative Documents in making their investment decisions. The Investor acknowledges it may be required to make filings with the SEC pursuant to Section 13 or Section 16 of the 1934 Act, as applicable.

(e) The Investor understands that the Fund requires each investor in the Fund to be (1) (x) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (as defined below) (“Accredited Investor”), and/or (y) a person that is not a “U.S. person” as defined in Rule 902 of Regulation S under the Securities Act (a “Non-U.S. Investor”), and (2) unless waived by the Adviser in its sole discretion, a “qualified institutional buyer” as defined under Rule 144A of the Securities Act (“Qualified Institutional Buyer”). The Investor represents and warrants that it is (1) an Accredited Investor and a Non-U.S. Investor, and (2) except as otherwise indicated in Section B of the Investor Questionnaire, a Qualified Institutional Buyer. The Investor understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations, and the Investor represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Investor including, without limitation, the legal requirements of jurisdictions in which the Investor is resident and in

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

which such acquisition is being consummated. Furthermore, the Investor understands that all offerings and sales made outside of the United States will be made pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”). If the Investor is a Non-U.S. Investor, except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Shares were made to or by the Non-U.S. Investor while the Non-U.S. Investor was outside the United States, and at the time that the Non-U.S. Investor’s order to buy the Shares was originated the Non-U.S. Investor was outside the United States.

(f) To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Fund, the offering of Shares or any statement made in the Memorandum, and the Investor has been afforded the opportunity to ask questions of representatives of the Fund concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum.

(g) Other than as set forth herein or in the Memorandum, the Operative Documents and the Subscription Agreement, the Investor is not relying upon any other information (including, without limitation, any general solicitation, advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including any internet site whose information about the Fund is not password protected) or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation or warranty by the Fund, the Adviser, their affiliates or any agent or representative of them, written or otherwise, in determining to invest in the Fund and the Investor understand that the Memorandum is not intended to convey legal, tax, financial, investment or accounting advice. The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal, investment, accounting, regulatory and related matters concerning an investment in the Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Shares and believes that an investment in the Shares is suitable and appropriate for the Investor.

(h) The Investor understands that the Shares have not been and will not be registered under the Securities Act or any U.S. state securities laws or the securities laws of any other jurisdiction. The Investor will notify the Fund prior to any sale, offer for sale, exchange, transfer, assignment, pledge, hypothecation or otherwise disposal of (each, a “Transfer”) the Shares or any beneficial interest therein. The Investor will not Transfer the Shares unless (i) the Adviser, in its sole discretion, gives its consent and, if required by the Fund’s lending arrangements, the Fund’s lenders give consent and (ii) the Transfer is made in accordance with the Declaration of Trust and applicable securities laws. The Investor understands that the Adviser may elect not to grant such consent. No Transfer will require the Fund to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any other jurisdiction. No Shares shall be transferred in the event that such Transfer would (A) violate the Securities Act, Investment Company Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or such Transfer would, (B) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or (C) cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or Section 4975 of the Code. The Investor understands that the Fund has no intention to register the Shares under the Securities Act or any state and is under no obligation to assist the Investor in obtaining or complying with any exemption from registration. The Investor understands that the Fund may require that a proposed transferee meet appropriate financial and other suitability standards and that the Investor furnish a legal opinion satisfactory to the Fund and its counsel that the proposed transfer complies with any applicable federal, state and any other securities laws. The Investor understands that an appropriate legend evidencing such restrictions may be placed on any certificates issued representing the Shares and appropriate stop transfer instructions may be placed with respect to the Shares.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(i) The Investor acknowledges that the Investor is aware and understands that there are other substantial restrictions on the transferability of Shares under this Subscription Agreement, the Operative Documents and under applicable law including, but not limited to, the fact that (A) there is no established market for the Shares and it is likely that no public market for the Shares will develop; and (B) the Investor may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Investor to liquidate its investment in the Fund. The Investor acknowledges that it has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, has the ability to retain its Shares for an indefinite period and at the present time and in the foreseeable future can afford a complete loss of this investment.

(ii) Notwithstanding any other provisions of this Subscription Agreement, the Investor covenants that it will not Transfer all or any part of the Shares (or purport to do so) if such Transfer would cause (A) the Fund or the Adviser to be in violation of the U.S. Bank Secrecy Act, as amended, the U.S. Money Laundering Control Act of 1986, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, or any similar U.S. federal, state or non-U.S. law or regulation; or (B) the Shares to be held by a Sanctions Subject (as defined below).

(i) The Investor understands that:

(i) No U.S. federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment; and

(ii) The certifications, representations, warranties, covenants, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement will be relied upon by the Fund, the Adviser and the Placement Agent (as applicable) in determining the Investor’s suitability as a purchaser of a Share and the Fund’s compliance with U.S. federal and state securities laws, and shall survive the Investor’s admission as a shareholder.

(j) If the Investor is not a natural person, (i) the Investor has the power, authority and legal capacity to enter into this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and (ii) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares and, upon request by the Fund, will furnish to the Fund true and correct copies of any instruments governing the Investor, including all amendments thereto. If the Investor is an individual, the Investor has all requisite power, authority and legal capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Investor in connection with this subscription for Shares. The execution and delivery by or on behalf of the Investor of, and compliance by the Investor with, this Subscription Agreement and each other document required to be executed and delivered by or on behalf of the Investor in connection with this subscription for Shares does not violate or represent a breach of, or constitute a default under, any instruments governing the Investor, any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor is

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

bound. This Subscription Agreement has been duly executed by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable against it in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, by equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing).

(k) The Investor: (i) is not registered or required to be registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

(l) The Investor represents that it will at all times comply with Section 12(d)(1)(E) of the Investment Company Act and will seek instructions from its security holders with regard to the voting of all proxies with respect the Shares and to vote such proxies only in accordance with such instructions.

(m) If the Investor is, or is acting (directly or indirectly) on behalf of, a Plan1 that is subject to Title I of ERISA, Section 4975 of the Code, or the provisions of any other U.S. or non-U.S. federal, state, local, or other laws or regulations that are similar to those provisions of ERISA or the Code (collectively, “Other Plan Laws”):

(i) none of the Adviser, the Fund or any of their respective affiliates (collectively, the “Relevant Entities”) have acted as the Plan’s fiduciary, or have been relied upon for any advice with respect to the Plan’s decision to purchase or hold the Shares and none of the Relevant Entities shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to purchase, continue to hold, transfer, withdraw, vote or provide any consent with respect to the Shares;

(ii) the decision to invest in the Fund has been made, and the performance of the Plan’s obligations under (and the exercise of the Plan’s rights in connection with) this Subscription Agreement will continue to be made, at the recommendation or direction of an independent fiduciary (a “Fiduciary”) who is:

(A) independent of the Relevant Entities;

(B) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies;

(C) a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or under applicable Other Plan Laws, as applicable) with respect to the Plan’s investment in the Fund and is responsible for exercising independent judgment in evaluating the Plan’s investment in the Fund; and

[1]

The term “Plan” is defined to include (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a “plan” within the meaning of Section 4975 of the Code, whether or not subject to Section 4975 of the Code (including, without limitation, an individual retirement account), (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any employee benefit plan or plan for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c) of ERISA or the regulations promulgated thereunder, (iv) any plan, fund or other similar program that is established or maintained outside of the United States which provides for retirement income, a deferral of income in contemplation of retirement or payments to be made on termination of employment and (v) an entity that is investing the assets of any of the foregoing described in clause (i), (ii), (iii) and (iv) above.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(D) aware of and acknowledges that (I) none of the Relevant Entities is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Fund, (II) the Relevant Entities have a financial interest in the Plan’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund and their other relationships with the Fund, as contemplated in the Memorandum and this Subscription Agreement, and (III) any such fees and other compensation received by a Relevant Entity, as contemplated in the Memorandum and this Subscription Agreement, do not constitute fees or other compensation rendered for the provision of investment advice to the Plan;

(iii) the Fiduciary has taken into consideration its fiduciary duties under the applicable provisions of ERISA, the Code and Other Plan Laws, as applicable, including the diversification requirements of Section 404(a)(1)(C) of ERISA (if applicable), in authorizing the Plan’s investment in the Fund, and has concluded that such investment is prudent;

(iv) the Plan’s decision to invest in the Fund and the purchase of the Shares contemplated hereby is in accordance with the terms of the Plan’s governing instruments and complies with all applicable requirements of ERISA, the Code and applicable Other Plan Laws, and does not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable Other Plan Laws; and

(v) if the Investor is (directly or indirectly) investing the assets of a Plan which is not subject to Title I of ERISA or Section 4975 of the Code but is subject to other U.S. or non-U.S. federal, state, local or other laws, regulations or policies that could cause the underlying assets of the Fund to be treated as assets of the Plan by virtue of its investment in the Fund and thereby subject the Fund (or other persons responsible for the operation of the Fund and/or investment of the Fund’s assets) to laws, regulations or policies that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (“Similar Laws”), the Fund’s assets will not constitute the assets of such Plan under the provisions of any applicable Similar Laws.

The representations and warranties set forth in this paragraph 6(l) shall be deemed repeated and reaffirmed on each day the Investor holds any Shares. If at any time prior to the winding up and dissolution of the Fund the representations and warranties set forth in this paragraph shall cease to be true, the Investor shall promptly notify the Fund in writing.

(n) The Investor was offered the Shares through private negotiations, not through any general solicitation or general advertising. If the Investor is a U.S. person, the Investor was offered the Shares in the jurisdiction listed in the Investor’s permanent address set forth in the Investor Questionnaire attached hereto or previously provided to the Fund and, to the extent any state securities laws govern the Investor’s subscription (in addition to applicable U.S. federal securities laws), the securities laws of such jurisdiction shall govern. If the Investor is a non-U.S. person, the Investor (i) intends that the U.S. federal securities laws govern the Investor’s subscription and (ii) represents that it has obtained professional advice and/or otherwise satisfied itself that there are no non-U.S. governmental orders, permissions, consents, approvals or authorizations that are required to be obtained, and no registrations or other filings thereunder that are required to be made, in connection with or relating to the purchase of Shares by the Investor.

(o) The Investor acknowledges, or, if the Investor is acting as agent, representative or nominee for a subscriber, the Investor has advised such subscriber that the Fund has entered, or may enter, into an agreement with a Placement Agent providing for a payment from the Fund of a one-time or ongoing fee based upon the Shares of any Investor introduced to the Fund by such Placement Agent.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(p) If the Investor is a “charitable remainder trust” within the meaning of Section 664 of the Code, the Investor has advised the Fund in writing of such fact and the Investor acknowledges that it understands the risks, including specifically the tax risks, if any, associated with its investment in the Fund.

(q) If the Investor is acting as agent, representative or nominee for a beneficial owner, the Investor understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor: (i) with respect to the Investor; and (ii) with respect to the beneficial owner. The Investor represents and warrants that it: (1) has all requisite power and authority from said beneficial owner to execute and perform the obligations under this Subscription Agreement and has determined that any investment in the Fund is consistent with any obligation the Investor may have to the beneficial owner; and (2) has informed each beneficial owner that (A) the Investor (and not the beneficial owner) will be the record owner of any Shares purchased hereunder; and (B) such beneficial owner will not have any recourse directly to the Fund or other entity associated with the Fund. The Investor also covenants and agrees to indemnify and hold harmless the Fund, the Adviser (for itself and as agent and on trust for one of the persons indemnified hereunder), the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders and any person who serves at the specific request of the Fund or the Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity, from and against any and all loss, liability, claim, damage, cost and expense whatsoever (including, without limitation, legal fees and disbursements) arising out of or based upon the Investor’s misrepresentation or misstatement contained herein or the Investor’s assertion of lack of proper authorization from the beneficial owner to enter into this Subscription Agreement or perform the obligations hereunder.

(r) The Investor will provide promptly, and update periodically, at any times requested by the Fund, any information, documentation, certifications and forms (or verification thereof) the Fund deems necessary or desirable for the Fund to comply with any requirement imposed by Sections 1471 through 1474 of the Code, any present or future regulations promulgated thereunder or official interpretations thereof or any forms, instructions or other guidance issued pursuant thereto, any agreements entered into pursuant to Section 1471(b) of the Code, any intergovernmental agreement entered into in connection with such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement or similar regimes (collectively, “FATCA”). The information required to be provided by the preceding sentence may include, but shall not be limited to: (i) information, documentation, certifications and forms (and verifications thereof) the Fund deems necessary to determine whether the Investor is a “foreign financial institution” as defined in Section 1471(d)(4) of the Code or a “non-financial foreign entity” as defined in Section 1472(d) of the Code; (ii) if the Investor is a foreign financial institution, any certification, statement or other information the Fund deems necessary to determine whether the Investor meets the requirements of Section 1471(b) of the Code (including by entering into an agreement with the IRS pursuant to Section 1471(b) of the Code and complying with the terms thereof) or is otherwise exempt from withholding required under Section 1471 of the Code; and (iii) if the Investor is a non-financial foreign entity, any certification, statement or other information the Fund deems necessary to determine whether the Investor meets the requirements of Section 1472(b) of the Code (which information may be given to the IRS pursuant to Section 1472(b)(3) of the Code) or is otherwise exempt from withholding required under Section 1472 of the Code. The Investor acknowledges that if it fails to supply such information on a timely basis, it may be subject to a 30% U.S. withholding tax imposed on U.S.-sourced dividends, interest and certain other income and/or be subject to penalties under FATCA.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(s) The Investor will promptly notify the Fund in writing if (i) the IRS terminates any agreement entered into with the Investor under Section 1471(b) of the Code, or (ii) any information provided to the Fund pursuant to Section 6(r) above changes.

(t)

(i) Neither the Investor, nor any of its affiliates, controllers, authorized persons, beneficial owners, or persons for whom the Investor is otherwise acting as agent, representative or nominee (collectively, “Related Persons”), (A) appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), nor are they (i) named on any list of sanctioned entities or individuals pursuant to EU, Luxembourg and/or United Kingdom (“UK”) Regulations, (ii) operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, OFAC, the EU, Luxembourg and/or the UK apply, or (iii) otherwise a subject of sanctions imposed by the United Nations, OFAC, the EU, the United States and/or the UK which may be amended from time to time, nor are they a party with which the Partnership is prohibited to deal under the laws of the EU, Luxembourg, the United States and/or the UK or (B) is a Person identified as a terrorist organization on any other relevant lists maintained by governmental authorities (collectively, a “Sanctions Subject”). The Investor acknowledges and agrees that (i) should the Investor or a Related Person be, or become at any time during its investment in the Fund, a Sanctions Subject, the Fund or its duly authorized delegates may immediately and without notice to the Investor cease any further dealings with the Investor and/or the Investor’s Shares until the Investor or Related Person ceases to be a Sanctions Subject or a license is obtained under applicable law to continue such dealings (a “Sanctioned Persons Event”); and (ii) the Fund and its affiliates shall have no liability whatsoever for any liabilities, costs, expenses, damages and/or losses (including but not limited to any direct, indirect or consequential losses, loss of profit, loss of revenue, loss of reputation and all interest, penalties and legal costs and all other professional costs and expenses) incurred by the Investor or Related Person as a result of a Sanctioned Persons Event.

(ii) To comply with applicable U.S. and non-U.S. anti-money laundering laws and regulations, all payments and contributions by the Investor to the Fund and all payments and distributions to the Investor from the Fund will only be made in the Investor’s name and to and from a bank account or a bank based or incorporated in or formed under the laws of the United States or of a bank that is regulated in and either based or incorporated in or formed under the laws of the United States or another jurisdiction approved by the Fund in accordance with applicable anti-money laundering laws and regulations and, in each case, such bank is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time, and that the proceeds from the Investor’s investment in the Shares will not be used to finance any illegal activities.

(u) The Investor represents on its behalf and that of any Investor Party that it is not an investor which is situated, domiciled, or has its registered office in a member state of the European Economic Area. “Investor Party” means the beneficial owner(s) of the Investor where the Investor acts as trustee, agent, nominee or representative for, or is otherwise investing on behalf of, such beneficial owner(s), and/or any party relied upon by the Investor in reaching the decision to subscribe, including (without limitation) any investment manager, investment advisor, or consultant of the Investor.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(v) The Investor understands that Simpson Thacher & Bartlett LLP acts as U.S. counsel to the Adviser, the Administrator and the Fund. The Investor also understands that, in connection with this offering of Shares and ongoing advice to the Fund, the Adviser and the Administrator, Simpson Thacher & Bartlett LLP will not be representing investors in the Fund, including the Investor, and no independent counsel has been retained to represent investors in the Fund.

(w) Simpson Thacher & Bartlett LLP’s representation of the Adviser, the Administrator and the Fund is limited to specific matters as to which it has been consulted by the Adviser, the Administrator and the Fund. There may exist other matters which could have a bearing on the Adviser, the Administrator and the Fund as to which Simpson Thacher & Bartlett LLP has not been consulted. In addition, Simpson Thacher & Bartlett LLP does not undertake to monitor the compliance of the Adviser, the Administrator and the Fund with the investment program, valuation procedures and other guidelines set forth in the Memorandum, or to monitor compliance with applicable laws. In preparing the Memorandum, Simpson Thacher & Bartlett LLP relied on information furnished to it by the Adviser, the Administrator and/or the Fund, and did not investigate or verify the accuracy or completeness of the information set forth therein concerning the Adviser, the Administrator and the Fund.

7. Tax Information. The Investor certifies under penalties of perjury that (i) the Investor’s name, taxpayer identification and/or social security number and address provided in the Investor Data Sheet are correct and (ii) the Investor will complete and return with this Subscription Agreement a completed IRS Form W-9 or appropriate IRS Form(s) W-8. The Investor agrees to execute properly and provide to the Fund in a timely manner any tax documentation or information that may be reasonably required by the Fund in connection with the Investor’s subscription for Shares (including, but not limited to, (a) the name, address and taxpayer identification number of any “substantial U.S. owner” of the Investor or other information required to reduce or eliminate any withholding tax directly or indirectly imposed on or collected by or with respect to the Fund or avoid any other penalty pursuant to FATCA or any legislation or regime that implements, or implements rules similar to, any intergovernmental agreement entered into for the automatic exchange of tax information and (b) any other information reasonably requested by the Fund that is necessary or desirable for the Fund to comply with its obligations pursuant to FATCA). The Investor will promptly notify the Fund in writing if any information provided to the Fund pursuant to this paragraph changes.

8. Source and Use of Funds.

(a) The Investor represents and warrants that the Investor (i) has conducted thorough due diligence with respect to all of its beneficial owner, (ii) has established the identities of all direct and indirect beneficial owner and the source of each of such beneficial owner’s funds, (iii) will retain evidence of any such identities, any such source of funds and any such due diligence for a period of at least five years from the date such beneficial owner ceases to be a beneficial owner and (iv) if it is itself a collective investment flow-through vehicle for unaffiliated third party investors, has implemented controls to monitor or has engaged an internationally recognized financial institution licensed to provide financial services in Financial Action Task Force (“FATF”) cooperative countries to monitor (x) beneficial owner and ensure such beneficial owner are not sanctioned parties under OFAC, European Union, or United Kingdom sanctions regimes (including due to ownership and/or control) and (y) suspicious activities and ensure that such activities are reported, as required, to appropriate government agencies.

(b) The Investor further represents and warrants that: (i) if the Investor is a natural person, the Investor is not a person who is or has been entrusted with prominent public functions, such as a Head of State or of government, a senior politician, a senior government, judicial or military official, a senior executive of a state-owned corporation or an important political party

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

official, or a close family member or close associate of any such person; and (ii) the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, the governments of, or persons within, any country that (A) is under a U.S. embargo enforced by OFAC or subject to EU or UK sanctions that broadly prohibit dealings with that country or territory, (B) has been designated as a “High-Risk Country Subject to a Call for Action” by FATF, or (C) has been designated by the U.S. Secretary of the Treasury as a “primary money-laundering concern.” The Investor further represents and warrants that the Investor does not know or have any reason to suspect that (1) the monies used to fund the Investor’s investment in the Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities, (2) the monies used to fund the Investor’s investment in the Shares have been or will be derived, directly or indirectly, from a Sanctions Subject (or are made on behalf of, or are controlled by, such persons), and (3) the proceeds from the Investor’s investment in the Shares will be used to finance any illegal activities. The Investor further represents that to, the best of its knowledge, based on appropriate due diligence, no person for whom the Investor is acting as agent or nominee in connection with this investment is a person identified as a terrorist organization by the United Nations, United States or European Union, a senior foreign political figure2 or any immediate family member3 or close associate4 of a senior foreign political figure as such terms are defined in the footnotes below. The Investor represents that in the event that it is, receives deposits from, makes payments to or conducts transactions relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with the Investor’s investment in Shares, such Non-U.S. Bank: (I) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities; (II) employs one or more individuals on a full-time basis; (III) maintains operating records related to its banking activities; (IV) is subject to inspection by the banking authority that licensed it to conduct banking activities; and (V) does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a registered affiliate. The Investor agrees, upon request, to provide the Fund with such additional information as may be requested by the Fund, and to take such other actions as may be necessary or advisable in the reasonable judgment of the Fund to enable the Fund to satisfy its anti-money laundering responsibilities. The Investor further agrees and acknowledges that, among other remedial measures, (X) the Fund may be obligated to “freeze the account” of such Investor, either by prohibiting additional investments by the Investor and/or segregating assets of the Investor in compliance with governmental regulations and/or if the Fund determines in its sole discretion that such action is in the best interests of the Fund and (Y) the Fund may be required to report such action or confidential information relating to the Investor (including, without limitation, disclosing the Investor’s identity) to the regulatory authorities.

(c) The Investor will not transfer or deliver any interest in the Shares except in accordance with the restrictions set forth in the Memorandum.

(d) The Investor represents that neither the Investor, nor any person who through the Investor’s Shares (including anyone who has investment discretion on the Investor’s behalf) beneficially owns (as defined in Rule 13d-3 of the 1934 Act) the Shares, has been or is subject to any of the disqualifying events specified in Section I. Furthermore, the Investor agrees to provide the Fund with prompt written notice of the occurrence of any disqualifying event specified in Section I with respect to the Investor or any such beneficial owner.

[2]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(e) The Investor understands and agrees that the Fund and the Adviser may present this Subscription Agreement and the information provided in answers to it to such parties (e.g., affiliates, attorneys, auditors, banks, lenders, brokers and regulators) as it deems necessary or advisable to facilitate the acceptance and management of the Investor’s Investment Amount and the operation of the Fund, including, but not limited to, in connection with anti-money laundering and similar laws, if called upon to establish the availability under any applicable law of an exemption from registration of the Shares, the compliance with applicable law and any relevant exemptions thereto by the Fund and the Adviser or their affiliates, or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Fund and the Adviser or their affiliates are a party or by which they are or may be bound or if the information is required to facilitate the Fund’s investments. The Fund may also release information about the Investor if directed to do so by the Investor, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation.

(f) The Investor represents and warrants that all personal data provided to the Fund or its delegates by or on behalf of the Investor has been and will be provided in accordance with applicable laws and regulations, including, without limitation, those relating to privacy or the use of personal data.

9. Further Advice and Assurances. All information that the Investor has provided to the Fund, including the information in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, is true, correct and complete as of the date hereof, and the Investor agrees to notify the Fund immediately if any representation, warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information and execute and deliver such documents regarding itself and all of its beneficial owner as may reasonably be required to determine the eligibility of the Investor to purchase Shares in the Fund, to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws and regulations, or for any other reasonable purpose. The Investor hereby acknowledges and agrees that it may be required to provide additional or updated identification documents from time to time pursuant to ongoing client due diligence requirements under relevant laws and regulations. If any answers provided or background documentation required under this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, is found to be false, forged or misleading, the Investor understands that the Fund may require such Investor to fully withdraw from the Fund as permitted under the Fund’s Declaration of Trust.

10. Power of Attorney. The Investor by executing this Subscription Agreement hereby irrevocably constitutes and appoints the Fund, with full power of substitution, as the Investor’s true and lawful representative and attorney-in-fact and agent of the Investor, to make, execute, sign, acknowledge, verify, swear to, deliver, record, publish and file, in its or its assignee’s name, place and stead, all instruments, documents and certificates which may from time to time be required by the laws of the State of Delaware, any other jurisdiction in which the Fund conducts or plans to conduct its affairs, or any political subdivision or agency thereof to effectuate, implement and continue the valid existence and affairs of the Fund, including, without limitation, the power and authority to make, execute, sign, verify, swear to, acknowledge, deliver, record and file:

(a) all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or pledging arrangement;

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(b) all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or to permit the Fund to become or to continue as a business development company; and

(c) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which may be required by law to be filed on behalf of the Fund.

With respect to the Investor and the Fund, the foregoing power of attorney:

(a) is coupled with an interest and shall be irrevocable;

(b) may be exercised by the Fund either by signing separately as attorney-in-fact for the Investor or, after listing all of the Investors executing an instrument, by a single signature of the Fund acting as attorney-in-fact for all of them;

(c) shall survive the assignment by the Investor of the whole or any fraction of its Shares; and

(d) may not be used by the Fund in any manner that is inconsistent with the terms of this Subscription Agreement and any other written agreement between the Fund and the Investor.

11. Indemnity.

(a) The Investor understands that the information provided herein will be relied upon by the Fund for the purpose of determining the eligibility of the Investor to purchase Shares in the Fund. The Investor agrees to notify the Fund immediately if any representation or warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Fund, the Adviser, the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders, and any person who serves at the specific request of the Fund or Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity, from and against any loss, damage, claim, liability or expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) due to or arising out of or in connection with: (i) a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) or in any other document provided by the Investor to the Fund or in any agreement executed by the Investor with the Fund in connection with the Investor’s investment in the Shares; (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor; or (iii) any damages resulting from the Investor’s misrepresentation or misstatement contained herein, of the assertion of lack of proper authorization from the beneficial owner to enter into this Subscription Agreement or perform the obligations hereof. Notwithstanding any provision of this Subscription Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

(b) Notwithstanding any other term of this Subscription Agreement, the consent of any person who is not a party to this Subscription Agreement (including, without limitation, any persons indemnified pursuant to this Subscription Agreement) is not required for any variation of, amendment to, or release, rescission, or termination of, this Subscription Agreement.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

12. Miscellaneous.

(a) This Subscription Agreement is not assignable by the Investor without the prior written consent of the Fund. The representations and warranties made by the Investor in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) shall survive the closing of the transactions contemplated hereby and any investigation made by the Fund. The Investor Questionnaire, including, without limitation, the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of Delaware. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable. This Subscription Agreement: (i) shall be binding upon the Investor and the heirs, legal representatives, successors and permitted assigns of the Investor and shall inure to the benefit of the Fund and its successors and assigns, (ii) shall survive the acceptance of the Investor as a shareholder and (iii) shall, if the Investor consists of more than one person, be the joint and several obligation of each such person. Th e Investor hereby irrevocably agrees that any action or proceeding with respect to this Subscription Agreement, the Fund and any or all transactions relating hereto may be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, to the extent subject matter jurisdiction exists therefor, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding. The parties irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such action or proceeding in the courts of the State of Delaware or the United States District Court for the District of Delaware and any claim that any such action or proceeding brought in any such court has been brought in any inconvenient forum. The. Fund may, in its sole discretion, (x) agree to arbitration with respect to any dispute arising between an Investor on the one hand and the Adviser, the Fund and/or their respective affiliates on the other hand where the Investor or its affiliates has so agreed and (y) agree with any Investor that the provisions of this Section 12 shall not apply, in whole or in part as the Fund may determine, to such Investor.

(b) To the extent that the Investor does not deliver the entire Subscription Agreement, but delivers its signature page and any completed pages in respect of this Subscription Agreement, the Investor directs the Fund to append its signature page to the final form of this Subscription Agreement hereby constituting delivery of this Subscription Agreement by the Investor.

13. Confidentiality.

(a) The Investor agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its investment in the Fund) or disclose to any person, any information or matter relating to the Fund and its affairs and any information or matter related to any investment of the Fund; provided that (i) the Investor may make such disclosure to the extent that (x) the information to be disclosed is publicly known at the time of proposed disclosure by the Investor, (y) the information otherwise is or becomes legally known to the Investor other than through disclosure by the Fund or by a party known by the Investor to have an obligation of confidentiality to the Fund, or (z) such disclosure is required by law or in response to any governmental agency request or in connection with an examination by any regulatory authorities; provided that such agency, regulatory authorities or association is aware of the confidential nature of the information disclosed; (ii) if a nominee is submitting this Subscription Agreement, the nominee may make such disclosure to its client; (iii) the Investor may make such disclosure to the Investor’s beneficial owner to the extent required under the terms of its arrangements with such beneficial owner; and (iv) the Investor will be permitted, after written notice to the Fund, to correct any false or misleading information which becomes public concerning the Investor’s relationship

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

to the Fund. Prior to making any disclosure required by law, the Investor shall use its best efforts to notify the Fund of such disclosure. Prior to any disclosure to any authorized representative, client of a nominee, or beneficial owner, the Investor shall advise such persons of the confidentiality obligations set forth herein and each such person shall agree to be bound by such obligations. Notwithstanding the foregoing, the Investor may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Fund and all materials of any kind (including opinions or other tax analyses) that are provided in connection with this Subscription Agreement to the Investor relating to such tax treatment or tax structure.

(b) The Investor acknowledges and agrees that the Fund shall be entitled to retain any information about an Investor it receives in such manner as it shall, in its sole discretion, consider appropriate. The Investor hereby unconditionally and irrevocably authorizes the Fund and Adviser to disclose any information held by them, including, without limitation, by providing this Subscription Agreement (whether an original or a copy) and any other information in relation to any Investor, whether or not confidential in nature: (i) to other existing or prospective Investors and to their respective advisors or other service providers, in each case if the Adviser or the Fund (as applicable) considers such disclosure necessary or appropriate in their sole discretion; (ii) if such disclosure is required by any applicable law (including, without limitation, FATCA) or order of any court of competent jurisdiction or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any regulatory, tax or government agency or authority or (iii) to counterparties and service providers to the Fund, the Adviser or portfolio company as determined by the Fund in its sole discretion.

14. Notices. All notices, consents, requests, demands, offers, reports, and other communications (collectively, “Notices”) required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, or by air courier guaranteeing overnight delivery, addressed as set forth below. Any notice shall be deemed to have been duly given if (i) personally delivered or delivered by facsimile, when received, or (ii) sent by United States Express Mail or recognized overnight courier on the second following business day (or third following business day if mailed outside the United States), (iii) delivered by e-mail, when received; or (iv) posted on a password protected website maintained by the Fund or its affiliates and for which any Investor has received confirmation of such posting and access instructions by electronic mail, when such confirmation is sent.

If to the Fund, to:

Blackstone Private Real Estate Credit and Income Fund

345 Park Avenue

New York, NY 10154

Attention: [ ]

E-mail: [ ]

and, if to the Investor, to the address or e-mail address set forth in the Investor Data Sheet or such other mailing address or facsimile number of which such Investor shall advise the Fund in writing. The Fund or the Investor may change its address by giving notices to the other in the manner described herein on or before the date of any such change.

15. Independent Nature of Investors’ Obligations and Rights; Third-Party Beneficiaries. The obligations of the Investor hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. This Subscription Agreement is not intended to confer upon any person, other than the parties hereto, except as provided in Section 11, any rights or remedies hereunder.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

16. Distributions. Distributions to the Investor in respect of its Shares shall be made to the account specified in the Investor Data Sheet or as otherwise specified in writing by the Investor to the Fund.

17. Certain Definitions. For purposes hereof, “United States” shall have the meaning set forth in Regulation S of the Securities Act.

[Remainder of Page Intentionally Left Blank]

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Investor has executed and unconditionally delivered this Subscription Agreement on the date set forth below, and this Subscription Agreement shall be and become a binding agreement between the Fund and the undersigned Investor on the date that the undersigned Investor’s Initial Investment Amount is accepted by the Fund below.

INDIVIDUALS	ENTITIES

Signature	Print Name of Entity

By:
Print Name	Authorized Signature

Social Security Number or other Taxpayer Identification Number	Taxpayer Identification Number

Additional Investor Signature, if applicable	Print Name and Title

Print Name

Initial Investment Amount Requested: $______________________	Initial Investment Amount Requested: $______________________

Date: ______________________	Date: ______________________

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

ACCEPTANCE OF SUBSCRIPTION

(to be filled out only by the Fund)

The Fund hereby accepts the above application for subscription for Shares.

*Amount of the Requested Initial Investment Amount Accepted:  $

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

By:
Name:
Title:

Date:

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

INVESTOR DATA SHEET

1.a.  Ownership Type (select only one)

Taxable Account Type	Non-Taxable Account Type

Brokerage Account Number	Custodian Account Number

Individual or Joint Tenant with Rights of Survivorship	IRA

Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 1.b.)	Roth IRA Sep IRA

Tenants in Common	Simple IRA

Community Property	Pension Plan (Include Certification of Investment Powers Form) Other

Uniform Gift/Transfer to Minors State of
Trust (Include Certification of Investment Powers Form)

Corporation/Partnership/Other (Corporate Resolution or Partnership Agreement Required)

Custodian Information (to be completed by custodian): Name_____________________________

Tax ID #______________________ Phone #__________________

1.b. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only.) (Not available for Louisiana residents.) (Beneficiary Date of Birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN/TAX ID#	Date of Birth (MM/DD/YYYY)	Primary
Secondary %

First Name	(MI)	Last Name	SSN/TAX ID#	Date of Birth (MM/DD/YYYY)	Primary
Secondary %

First Name	(MI)	Last Name	SSN/TAX ID#	Date of Birth (MM/DD/YYYY)	Primary
Secondary %

Page-19

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

First Name	(MI)	Last Name	SSN/TAX ID#	Date of Birth (MM/DD/YYYY)	Primary
Secondary %

1.c.	Individual - Print Full Name of Investor:

First	Middle	Last

Social Security Number or other Taxpayer Identification Number

Date of Birth

OR

Partnership, Corporation, Trust, Limited Liability Company, Custodial Account, Other:

Name of Entity and Date of Trust (if applicable)

Taxpayer Identification Number

2.	Please indicate the appropriate investor type (Investor must select only one of the options below).

☐	Individual that is a United States person (including a trust of any such individual)
☐	Individual that is a not a United States person (including a trust of any such individual)
☐	Broker-dealer
☐	Insurance company
☐	Investment company registered with the SEC under the Investment Company Act
☐	An issuer that would be an investment company as defined in Section 3 of the Investment Company Act but for Section 3(c)(1) or 3(c)(7) thereof
☐	Non-profit organization
☐	Pension plan (excluding governmental pension plans)
☐	Banking or thrift institution (proprietary)

Page-20

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

☐   (i) Any state or political subdivision of a state, including any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in its official capacity (excluding governmental pension plans)

☐   State or municipal governmental pension plan

☐   Sovereign wealth fund or foreign official institution

☐   Other

3. Primary Contact Information:

Name

Title

Company

Street Address

Floor or Suite No.

City, State, Zip

Country

Telephone

Fax

Email

The Investor may elect not to receive notices, reports and other information by electronic mail or web-based reporting by attaching to this Investor Data Sheet a written notice which represents as to the legal or established policy prohibitions which preclude receipt of such notices, reports and other information by electronic mail or web-based reporting.

4.	Investor Permanent Address (if different from address for notices above):

Street Address

Floor or Suite No.

City, State, Zip

Country

5.	Additional Contact Information for Parties Receiving Copies:

Name

Title

Company

Street Address

Floor or Suite No.

Page-21

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

City, State, Zip

Country

Telephone

Fax

Email

Name

Title

Company

Street Address

Floor or Suite No.

City, State, Zip

Country

Telephone

Fax

Email

6. Wiring Instructions for Distributions: [5]

Name of bank (the “Wiring Bank”):

ABA number:

Account name:

Account number:

FFC name:

FFC number:

Contact name:

Contact telephone:

6.a. Is the Wiring Bank located in an Approved FATF Country*?	YES	NO
	☐	☐
If yes, please answer question (b) below.

[5]

If additional space is required, please provide these instructions in a separate attachment to this questionnaire. Alternatively, if instructions are not available at this time, they may be furnished directly to the Fund as soon as they are available.

Page-22

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

6.b. Are you a customer of the Wiring Bank?	YES	NO
	☐	☐

If the Investor responded “No” to question 6.a. or 6.b. above, additional information will be required from the Investor.

Page-23

INVESTOR QUESTIONNAIRE

A.	General Information

Print Full Name of Investor:	Individual:

	First	Middle	Last

Partnership, Corporation, Trust, Limited Liability Company, Custodial Account, Other:

Name of Entity

B.	Accredited Investor and Qualified Institutional Buyer Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and has checked the box or boxes below which are next to the category or categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

☐	(A)	A natural person with individual net worth (or joint net worth with spouse or spousal equivalent (i.e., a cohabitant occupying a relationship generally equivalent to that of a spouse)) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property but excluding the value of the primary residence of such natural person (and including property owned by a spouse or spousal equivalent other than the primary residence of the spouse or spousal equivalent), over total liabilities. (For this purpose, the amount of any mortgage or other indebtedness secured by an investor’s primary residence should not be included as a “liability,” except to the extent (i) the fair market value of the residence is less than the amount of such mortgage or other indebtedness or (ii) such indebtedness existing on the date of the acceptance of the Investor’s subscription for Shares exceeds the indebtedness that existed 60 days preceding such date and such indebtedness was not as a result of the acquisition of the Investor’s primary residence).

☐	(B)	A natural person with individual income (without including any income of the Investor’s spouse or spousal equivalent) in excess of $200,000, or joint income with spouse or spousal equivalent of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

☐	(C)	A natural person (including all owners in a joint account) who holds in good standing either the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), the Investment Adviser Representative license (Series 65), and/or any other professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated under Rule 501(a)(10) under the Securities Act as qualifying an individual for accredited investor status.

☐	(D)	Any natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act, of the Fund.

FOR ENTITIES:

☐	(A)	An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

☐	(B)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	(C)	A broker or dealer registered pursuant to Section 15 of the 1934 Act.

☐	(D)	An investment adviser, investing for its own account, registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), or registered pursuant to the laws of a state.

☐	(E)	An investment adviser, investing for its own account, relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act.

☐	(F)	An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(G)	An investment company registered under the Investment Company Act.

☐	(H)	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	(I)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

☐	(J)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	(K)	A “private business development company,” as defined in Section 202(a)(22) of the Investment Advisers Act.

☐	(L)	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

☐	(M)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

☐	(N)	An entity, of a type not listed in paragraphs A-M, O or P, not formed for the specific purpose of acquiring the Shares, owning “investments” in excess of $5 million. For purposes of this paragraph, please refer to Annex 2 to this Investor Questionnaire for the definition of “investments” and for information regarding the “valuation of investments,” respectively.

☐	(O)	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	(P)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	(Q)	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, investing for its own account: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Shares, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	(R)	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, investing for its own account, of a family office meeting the requirements described in the immediately preceding paragraph and whose prospective investment in the Fund is directed by such family office pursuant to the immediately preceding paragraph.

Qualified Institutional Buyer Status: Is the Investor a “Qualified Institutional Buyer,”6 as defined under Rule 144A under the Securities Act?

☐ Yes  ☐ No

[6]

Pursuant to Rule 144A under the Securities Act, a “Qualified Institutional Buyer” generally includes: (i) any of the following entities, acting for its own account or the accounts of other Qualified Institutional Buyers, that in the aggregate owns and invests on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with the entity: (A) any insurance company as defined in Section 2(a)(13) of the Securities Act; (B) any investment company registered under the Investment Company Act or any business development company as defined in Section 2(a)(48) of the Investment Company Act; (C) any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (D) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees; (E) any employee benefit plan within the

Supplemental Data for Entities

1.

Are shareholders, partners or other holders of equity or beneficial interests in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Fund (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Investor determine whether their capital will form part of the capital invested by the Investor in the Fund)?

☐ Yes  ☐ No

If question 1 above was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

C.	Investor Details.

Section 1 - Location

1.	For Entities only:

	a.	Country of Incorporation

2.	For Individuals only:

	a.	Town/City of Birth

	b.	Country of Birth

	c.	Date of Birth

	d.	Citizenships

meaning of Title I of ERISA; (F) any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in clause (D) or (E) above, except trust funds that include as participants IRAs or H.R. 10 plans; (G) any business development company as defined in Section 202(a)(22) of the Advisers Act; (H) any organization described in Section 501(c)(3) of the Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; and (I) any investment adviser registered under the Advisers Act; (ii) any dealer registered pursuant to Section 15 of the 1934 Act, acting for its own account or the accounts of other Qualified Institutional Buyers, that in the aggregate owns and invests on a discretionary basis at least $10,000,000 of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer; (iii) any dealer registered pursuant to Section 15 of the 1934 Act acting in a riskless principal transaction on behalf of a Qualified Institutional Buyer; (iv) any investment company registered under the Investment Company Act, acting for its own account or for the accounts of other Qualified Institutional Buyers, that is part of a family of investment companies which own in the aggregate at least $100,000,000 in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies (meaning any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this definition each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor)); (v) any entity, all of the equity owners of which are Qualified Institutional Buyers, acting for its own account or the accounts of other Qualified Institutional Buyers, and (vi) any bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other Qualified Institutional Buyers, that in the aggregate owns and invests on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the subscription date in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date for a foreign bank or savings and loan association or equivalent institution. For purposes of this definition of Qualified Institutional Buyer, the aggregate amount of securities owned and invested on a discretionary basis by an entity must be determined in the manner provided in Rule 144A under the Securities Act.

3.	Current Residence / Registered Address

	a.	House / Apt / Suite / Name / Number / Street

	b.	Town / City

	c.	Province / State

	d.	Country

	e.	Postal Code

4.	Mailing Address (If Different)

	a.	House / Apt / Suite / Name / Number / Street

	b.	Town / City

	c.	Province / State

	d.	Country

	e.	Postal Code

Section 2 - Tax Residency

Please indicate the Investor’s place of tax residence and the associated tax reference or identification number type and number (if resident in more than one country please detail all countries and associated tax reference number type and number). Please indicate if the jurisdiction does not issue or you are unable to procure a tax reference number or functional equivalent.

5.	Jurisdiction 1

	a.	Jurisdiction

	b.	Tax Reference Number Type

	c.	Tax Identification Number

	d.	☐ Check this box if this jurisdiction does not issue or you are unable to procure a taxpayer identification number (“TIN”) or functional equivalent

i. Specify the reason for non-availability of TIN:

6.	Additional Jurisdictions of Residency for Tax Purposes (if applicable). If more than two tax residencies, please provide additional attachment.

Jurisdiction of Tax Residence	Tax Identification Number	Tax Reference Number Type	Reason for non-availability of TIN (if applicable)

Please note that you may be contacted for tax residency certificates and/or powers of attorney under local taxing jurisdictions in the future if the Fund determines that such certificates are necessary to reduce or eliminate taxes or if the Fund otherwise determines such certificates are necessary for tax purposes.

Section 3 - Source of Funds

10.	Please provide a description of the economical and geographical source of funds used to make this investment below:

11.

Please submit a record of the source of funds used to make this investment. Examples of an acceptable record of source of funds may include: (i) the first page of the Investor’s bank statement or (ii) an email certification from the Investor indicating (x) the nature of an Investor’s business and (y) the source of the Investor’s funds. Each individual listed in the table in Annex 3 must also submit a record of source of funds. Investors may also be requested to furnish other or additional documentation evidencing source of funds used to invest in the Fund.

Section 4 - Declaration and Signature

For all entities:

I acknowledge that the information contained in this section and the information regarding the Account Holder may be reported to the tax authorities of the country in which this account(s) is/are maintained and exchanged with tax authorities of another country or countries in which I may be a tax resident where those countries (or tax authorities in those countries) have entered into agreements to exchange financial account information with the country/ies in which this account(s) is/are maintained.

I will inform Blackstone of any change in circumstances which affects my tax residency status or causes the information contained in this section to become incorrect and I will provide an updated Declaration and Self-Certification within 30 days of such change in circumstances.

I certify that I am the Account Holder (or I am authorized to sign for the Account Holder) of all the account(s) to which this section relates.

I declare that all statements made in this Declaration are, to the best of my knowledge and belief, correct and complete.

For all individual investors:

I understand and acknowledge that the information contained in this section, including any personal information regarding the Account Holder, may be reported to the tax authorities of the country in which this account(s) is/are maintained and exchanged with tax authorities of another country or countries in which I may be a tax resident where those countries (or tax authorities in those countries) have entered into Agreements to exchange financial account information.

I will inform Blackstone of any change in circumstances which causes the information contained in this section to become incorrect and I will provide an updated Declaration and Self-Certification within 30 days of such change in circumstances.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

I certify that I am the Account Holder (or I am authorized to sign for the Account Holder) of all the account(s) to which this section relates.

I declare that all statements made in this Declaration are, to the best of my knowledge and belief, correct and complete, and I agree that I will submit a new form within 30 days if any certification in this section becomes incorrect.

[All Investors Sign Below]

Signature

Name

Date Signed

Title

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

D.	Document Access, Authorized Signatories, and Account Contacts

Section 1 - Account Contacts

The account contact(s) will be the Fund’s primary persons of reference with respect to the Investor. For example, the Fund will seek to contact the account contact(s) for matters related to the Investor’s subscription, including, without limitation, any updates to the Investor’s wire instructions, document access permissions, authorized signatories and other information relating to the Investor. The Investor is responsible for notifying the Fund of any update to the Investor’s account contacts.

1.	Account Contact 1

	a.	First Name

	b.	Middle Name

	c.	Last Name

	d.	Suffix

	e.	Phone Number

	f.	House / Apt / Suite / Name / Number / Street

	g.	Town / City

	h.	Province / State

	i.	Country

	j.	Postal Code

	k.	Email Address

2.	Account Contact 2

	a.	First Name

	b.	Middle Name

	c.	Last Name

	d.	Suffix

	e.	Phone Number

	f.	House / Apt / Suite / Name / Number / Street

	g.	Town / City

	h.	Province / State

	i.	Country

	j.	Postal Code

	k.	Email Address

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Section 2 - User Document Access

Please note that completing this Section 2 is required. Please provide below the names and email addresses of persons authorized by the Investor to receive information relating to each of the categories identified from the Fund (including the Account Contact, if applicable). The persons identified below with respect to the “Edit Bank Account” category will be the only persons authorized to make changes to the permissions relating to the Investor’s bank account information associated with its subscription to the Fund. For Investors that are entities, at least two individuals are required to be permissioned with respect to the “Edit Bank Account” category.

Please indicate with an X all permissions that should be provided to this contact. Please note that contacts of the Investor will generally not receive correspondence regarding the Fund unless listed below.

First Name	Last Name	Email	Document Type

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BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Section 3 - Authorized Signatories

In order to verify the signatures on this Subscription Document and any subsequent signatures relating to the Investor’s subscription, please provide a list of authorized signatories. 7 Please note that the Investor should also provide the Evidence of Authorization information required pursuant to the directions of this Subscription Document.

First	Middle	Last	Suffix	Email

Section 4 – Bank Account Updates

Individuals permissioned to bank accounts are the only persons authorized to make changes to the permissions relating to the Investor’s bank account information associated with its subscription to the Fund.

First	Middle	Last	Suffix	Email	Phone

E. Bank Account

Section 1 - Wire Instructions for Distributions of Cash

1.	Account Information

	a.	Account Type	☐ Checking	☐ Savings

	b.	Account Holder[8]

	c.	Account Type/ID	☐ Account Number	☐ IBAN

	d.	Account Number/ID

	e.	Account Currency

[7]

In accordance with the CDD Rule, a legal entity must provide the name, date of birth, address, government ID and a social security number for a control person with “significant responsibility to control, manage, or direct the company.” Examples of a control person include: executive officer or senior manager (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President or Treasurer). For Non-U.S. control persons, a copy of their passport will be required.

[8]	The “Account Holder” is the legal name of the bank account.

Page11

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

	f.	Account Name

2.	Bank Information

	a.	Bank Number/ID Type	☐ US Routing (9 Digits)	☐ Swift	☐ UK Sort

	b.	Bank Number/ID

	c.	Bank Name

	d.	House / Apt / Suite

Name / Number / Street

	e.	Town / City

	f.	Province / State

	g.	Country

	h.	Postal Code

Section 2 – Add Further Routing, if any (i.e., Intermediary / Correspondent Bank Account)

3.	Account Information

	a.	Type	☐ Intermediary	☐ Correspondent

	b.	Account Holder

	c.	Account Type/ID	☐ Account Number	☐ IBAN

	d.	Account Number/ID

4.	Bank Information

	a.	Bank Number/ID Type	☐ US Routing (9 Digits)	☐ Swift/BIC	☐ UK Sort

	b.	Bank Number/ID

	c.	Bank Name

	d.	House / Apt / Suite

Name / Number / Street

	e.	Town / City

	f.	Province / State

	g.	Country

	h.	Postal Code

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BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Section 3 – Wire Instructions for Investment

5.	Will the Investor make their investment for Shares from the same bank account as indicated in Section 1 above?

			☐ Yes	☐ No

If the question above was answered “No,” please complete the following information.

6.	Account Information

	a.	Account Type	☐ Checking	☐ Savings

	b.	Account Name

	c.	Account Type/ID	☐ Account Number	☐ IBAN

	d.	Account Number/ID

	e.	Account Currency

7.	Bank Information

	a.	Bank Number/ID Type	☐ US Routing (9 Digits)	☐ Swift/BIC	☐ UK Sort

	b.	Bank Number/ID

	c.	Bank Name

	d.	House / Apt / Suite

Name / Number / Street

	e.	Town / City

	f.	Province / State

	g.	Country

	h.	Postal Code

Section 4 – Bank Location

8.  Is the bank location in an Approved FATF Country?9

	☐ Yes	☐ No

a.	If yes, is the Investor a customer of the bank?

	☐ Yes	☐ No

If either question above was answered “No,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

[9]

As of the date hereof, countries that are approved members of the Financial Action Task Force on Money Laundering (each, an “Approved FATF Country”) are listed in Annex 4. A current list of Approved FATF Countries can be found at the FATF website at www.fatf-gafi.org.

Page13

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

F.	Supplemental Data

Please furnish the following supplemental data:

FOR INDIVIDUALS:

1.	Please indicate whether the Investor is investing the assets of any retirement plan, employee benefit plan or other similar arrangement (such as, for example, an individual retirement account (an “IRA”) or “Keogh” plan).

☐ Yes ☐ No

If the answer to the above question is “Yes”, please contact Simpson Thacher & Bartlett LLP for further information that will be required.

2.	Please indicate if any of the following apply to the Investor or the party acting on behalf of the Investor: (i) the Investor or the party acting on behalf of the Investor controls, or is controlled by or under common control with, the Adviser, (ii) the Investor or the party acting on behalf of the Investor is an employee or officer of the Adviser, or (iii) the Investor or the party acting on behalf of the Investor has the power to exercise a controlling influence over the management or policies of the Adviser.

☐ Yes ☐ No

3.	Investor’s Financial Advisors or Other Advisors (please limit to two contacts):

Name:

Advisor Type:

Address:

Telephone:

Fax:

E-mail:

Name:

Advisor Type:

Address:

Telephone:

Fax:

E-mail:

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

4.	Will any other person or entity have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Investor)? (By way of example, and not limitation, “nominee” Investors would be required to check “Yes” below.)

☐ Yes ☐ No

If question 4 above was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

FOR ENTITIES:

If the investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section of the Investor Questionnaire)

1(a).	Legal form of entity (trust, corporation, partnership, limited liability company, benefit plan, etc.):

1(b).	Jurisdiction of organization:

1(c).	Is the Investor (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust) or (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member)?

☐ Yes ☐ No

1(d).	Is the Investor (a) an organization described in Section 401(a), Section 501(c)(17) or Section 509(a) of the Code, or (b) a trust permanently set aside or to be used for a charitable purpose?

☐ Yes ☐ No

2(a).	Is the Investor a private investment company that is exempt from registration under the Investment Company Act in reliance on:

	Section 3(c)(1) thereof?	☐ Yes ☐ No

	Section 3(c)(7) thereof?	☐ Yes ☐ No

2(b).	If either question in 2(a) was answered “Yes,” please indicate whether or not the Investor was formed on or before April 30, 1996.

☐ Yes ☐ No

2(c).	If question 2(b) was answered “Yes,” please indicate whether or not the Investor has obtained the consent of each of its direct and indirect beneficial owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder.

☐ Yes ☐ No

If question 2(c) was answered “No,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

2(d).	Is the Investor an “investment company” registered or required to be registered under the Investment Company Act?

☐ Yes ☐ No

3(a).	Please indicate whether or not the Investor is, or is acting (directly or indirectly) on behalf of, (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a “plan” within the meaning of Section 4975(e)(1) of the Code, whether or not subject to Section 4975 of the Code (including, without limitation, an individual retirement account), (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any employee benefit plan or plan for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c) of ERISA or the regulations promulgated thereunder, (iv) any plan, fund or other similar program that is established or maintained outside of the United States which provides for retirement income, a deferral of income in contemplation of retirement or payments to be made on termination of employment or (v) an entity that is investing the assets of any of the foregoing described in clauses (i), (ii), (iii) and (iv) (each of the foregoing described in clauses (i), (ii), (iii), (iv) and (v) being referred to as a “Plan”).

☐ Yes ☐ No

3(b).	If the Investor is, or is acting (directly or indirectly) on behalf of a Plan, please indicate whether or not the Plan is subject to Title I of ERISA or Section 4975 of the Code.

☐ Yes ☐ No

3(c).	If the answer to question 3(b) above is “Yes,” please indicate what percentage of the Plan’s assets invested in the Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations (as defined in the Memorandum):

_________%

3(d).	If the Investor is investing the assets of an insurance company general account, please indicate what percentage of the insurance company general account’s assets invested in the Fund are the assets of any employee “benefit plans” or “plans” within the meaning of ERISA or the regulations promulgated thereunder:

__________%

3(e).	If the Plan is not subject to Title I of ERISA or Section 4975 of the Code, please indicate whether or not such Plan is subject to any other U.S. or non-U.S. federal, state, local, or other laws, regulations or policies that could cause the underlying assets of the Fund to be treated as assets of the Plan by virtue of its investment in the Fund and thereby subject the Fund (or other persons responsible for the operation of the Fund and/or investment of the Fund’s assets as contemplated hereunder and under the Memorandum) to laws, regulations or policies that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.

☐ Yes ☐ No

3(f).	Please indicate whether the Investor is, or is acting (directly or indirectly) on behalf of:

☐ A qualified pension or profit sharing trust (i.e., one that is exempt from taxation under Section 501(a) of the Code by qualifying under Section 401(a) of the Code).

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

☐   A governmental plan (i.e., a plan (1) that is established and maintained for its employees by the government of the United States, by the government of any State or political subdivision thereof, or by any agency or instrumentality of any of the foregoing, (2) to which the U.S. Railroad Retirement Act of 1935 or 1937, as amended, applies and that is financed by contributions required under such Act, or (3) of an international organization that is exempt from taxation by reason of the International Organizations Immunities Act).

☐ An eligible deferred compensation plan under Section 457(b) of the Code.

☐   The government of the United States, the government of any State or political subdivision thereof, any agency or instrumentality of any of the foregoing, or any other exempt organization described in Section 818(a)(6)(B) of the Code, but only to the extent such entity is investing in the Fund in order to satisfy its obligations under a governmental plan or an eligible deferred compensation plan.

☐ An individual retirement account that is exempt from taxation under Section 408(e) of the Code.

3(g).	Please indicate if the Investor is a person, other than a “benefit plan investor” (within the meaning of the Plan Asset Regulations), who has discretionary authority or control with respect to the assets of the Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. For the purposes of this definition, an “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐ Yes ☐ No

4.	Please indicate if the Investor is, or is investing the assets of, a Plan described in and subject to Section 4975(e)(1)(B)-(F) of the Code (such as an individual retirement account (IRA)):

☐ Yes ☐ No

If the answer above is “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

5(a).	If the Investor is treated as a flow-through entity for U.S. federal income tax purposes (e.g., a partnership or a limited liability company), does the Investor have any partners or members that are not “United States Persons” (as such term is defined pursuant to Section 7701(a)(30) of the Code)?

☐ Yes ☐ No

5(b).	What percentage of the Investor is owned by persons or entities that are not “United States persons” (as such term is defined pursuant to Section 7701(a)(30) of the Code)?

_________%

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

6.	If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

7.	If the Investor’s financial year ends on a date other than December 31, please indicate such date below:

8.

Is the Investor subject to the U.S. Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access law, a law of any state or other jurisdiction similar in intent or effect to FOIA, or any other similar statutory or legal right or obligation that might result in the disclosure of confidential information relating to the Fund?

☐ Yes      ☐ No

If question 8 was answered “Yes,” please indicate the relevant law(s) to which the Investor is subject and provide any additional explanatory information in the space below:

9(a).

Is the Investor a governmental entity or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government?

☐ Yes      ☐ No

9(b).	If question 9(a) was answered “Yes,” is the Investor entitled to any sovereign or other immunity in respect of itself, its property, or any litigation in any jurisdiction, court, or venue?

☐ Yes      ☐ No

If question 9(b) was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

Notwithstanding the Investor’s response to this question 9(b), the Investor hereby confirms that nothing herein shall relieve the Investor of or modify any obligations that the Investor may have under the Subscription Agreement to contribute capital to the Fund in accordance with the terms and conditions of the Subscription Agreement. A lender which provides financing to the Fund may rely on this paragraph.

10.	Please indicate whether the Investor is a single legal entity or “legal person” with “legal personality” in its jurisdiction of organization?

☐ Yes      ☐ No

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

If question 10 was answered “No,” then please list the names of all beneficial owners of the Investor until each such beneficial owner is a single legal entity or “legal person” with “legal personality” in its jurisdiction of organization.

If the Investor has further questions with respect to the foregoing question, please contact Simpson Thacher & Bartlett LLP.

11(a).	Is the Investor an integral part or controlled entity of a foreign government entitled to the benefits of Section 892 of the Code (a “Section 892 Investor”)?

☐ Yes      ☐ No

11(b).	If question 11(a) was answered “Yes”, please check the appropriate box below:

☐ The Investor is an integral part of a foreign government entitled to the benefits of Section 892 of the Code.

☐ The Investor is a controlled entity of a foreign government entitled to the benefits of Section 892 of the Code.

12.

Is the Investor (a) exempt from income taxation under Section 115 or 501(a) of the Code or (b) an entity treated as a flow-through vehicle for U.S. federal income tax purposes with partners or members that are exempt from income taxation under Section 115 or 501(a) of the Code?

☐ Yes      ☐ No

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

13.	Is the Investor a “withholding qualified holder” within the meaning of U.S. Treasury Regulation Section 1.1445-1(g)(11)?[10]

☐ Yes      ☐ No

If question 13 was answered “Yes”, the Investor should provide a completed IRS Form W-8EXP certifying its status as a withholding qualified holder.

G.	Related Parties / Nominee and Representative Status

1.	To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Fund?

☐ Yes      ☐ No

If question 1 was answered “Yes,” please identify such related investor(s) below.

Names of related investor(s): __________________________________________

2.

Will any other person or entity (“Underlying Owner”) have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Investor)? (By way of example, and not limitation, “nominee” Investors would be required to check “Yes” below.)

☐ Yes      ☐ No

If either question 1 or 2 above was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

3.	If question 2 was answered “Yes,” please indicate the type or types of Underlying Owners on behalf of whom the undersigned represents:

☐	(A)	Individual.

☐	(B)	Corporation.

☐	(C)	Estate or Trust.

[10]

Withholding qualified holders are not “foreign persons” for purposes of FIRPTA and are thus exempt from FIRPTA on their disposition of U.S. real property interests. Withholding qualified holders include (i) qualified holders and (ii) foreign partnerships all of the interests of which are held by qualified holders, including through one or more partnerships. Generally, qualified holders include “qualified foreign pension funds” and “qualified controlled entities.” Generally, a “qualified foreign pension fund” is a trust, corporation, or other organization or arrangement (1) which is created or organized under the law of a country other than the United States, (2) which is established (x) by such country (or one or more political subdivisions thereof) to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self- employed individuals) or persons designated by such employees, as a result of services rendered by such employees to their employers, or (y) by one or more employers to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees in consideration for services rendered by such employees to such employers, (3) which does not have a single participant or beneficiary with a right to more than five percent of its assets or income, (4) which is subject to government regulation and with respect to which annual information about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (5) with respect to which, under the laws of the country in which it is established or operates (i) contributions to such trust, corporation, organization, or arrangement which would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or arrangement or taxed at a reduced rate, or (ii) taxation of any investment income of such trust, corporation, organization or arrangement is deferred, or such income is excluded from the gross income of such entity or arrangement or is taxed at a reduced rate. Generally, a “qualified controlled entity” is a trust or corporation created or organized under the laws of a foreign jurisdiction all of the interests of which are held by one or more qualified foreign pension funds directly or indirectly through one or more qualified controlled entities. You should consult with your tax advisor as to whether you qualify as a withholding qualified holder.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

☐	(D)	Partnership.

☐	(E)	Disregarded Entity.

☐	(F)	Exempt Organization.

☐	(G)	Individual Retirement Arrangement.

☐	(H)	Foreign Government.

☐	(I)	Multiple.

H.	U.S. / Non-U.S. and Related Tax Information

The Investor represents and warrants that:

☐

it (a) is a “United States person” (within the meaning of Section 7701(a)(30) of the Code); (b) is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (each as defined in the Code); and (c) will notify the Fund immediately of any change in the status referenced in the foregoing clause (a) of this Section H. The Investor agrees to execute properly and provide to the Fund in a timely manner any tax documentation that may be reasonably required or requested by the Fund in connection with the Fund, and will inform the Fund in writing of any change in the information contained in such documentation within 30 days of such change and provide the Fund with any updated forms whenever those expire or the information provided has changed. The Investor will complete and return with this Subscription Agreement a completed and executed IRS Form W-9.

☐

it (x) is not a “United States person” (within the meaning of Section 7701(a)(30) of the Code); (y) will notify the Fund immediately of any change in the status referenced in the foregoing clause (x) of this Section H; and (z) is not subscribing on behalf of or funding its subscription for Shares with funds obtained from United States persons. The Investor agrees to execute properly and provide to the Fund in a timely manner any tax documentation that may be reasonably required or requested by the Fund in connection with the Fund (including but not limited to the name, address and tax identification number of any “substantial U.S. owner” of the Investor or any other information required to comply with FATCA), and will inform the Fund in writing of any change in the information contained in such documentation within 30 days of such change and provide the Fund with any updated forms whenever those expire or the information provided has changed. The Investor will complete and return with this Subscription Agreement a completed and executed applicable IRS Form(s) W-8.

The Investor certifies under penalties of perjury that the Investor’s name, taxpayer identification number, if any, and address provided in the Investor Questionnaire are correct.

I.	Bad Actor Disqualification

1.	DISQUALIFYING EVENTS

Please check all appropriate boxes below that are next to the category or categories of “Disqualifying Events.” If none of boxes (i) through (viii) below is applicable, please check box (ix).

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

You and/or any person who through your interest in the Fund (including anyone who has investment discretion on your behalf), beneficially owns 20% or more of the Shares in the Fund:

(i) Have been convicted, within the past 10 years, of any felony or misdemeanor within the United States:

(A) in connection with the purchase or sale of any security;

(B) involving the making of any false filing with the SEC; or

(C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

(ii) Are subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past 5 years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

(A) in connection with the purchase or sale of any security;

(B) involving the making of any false filing with the SEC; or

(C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

(iii) Are subject to a final order11 of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) Bars you from:

(1) Association with an entity regulated by such commission, authority, agency or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past 10 years.

(iv) Are subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the 1934 Act or Section 203(e) or (f) of the Investment Advisers Act that:

(A) Suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on your activities, functions or operations;

(C) Bars you from being associated with any entity or from participating in the offering of any penny stock.

[11]

A “final order” means a written directive or declaratory statement issued by a federal or state agency under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

(v) Are subject to any order of the SEC entered within the past 5 years that orders you to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the 1934 Act and Rule 10b-5 thereunder, Section 15(c)(1) of the 1934 Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act.

(vi) Are suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

(vii) Have filed (as a registrant or issuer), or were or were named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the past 5 years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

(viii) Are subject to a United States Postal Service false representation order entered within the past 5 years, or are subject to temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representation.

(ix) NONE OF THE ABOVE.

If you checked box or boxes (i) through (viii) above, please provide a description of each disqualifying event in the space provided below, including the date such conviction, order, judgment, decree, suspension, expulsion or bar occurred:

Waivers

Please check a box below indicating whether Disqualifying Event(s) described above is/are subject to one of the following waivers:

(i) the SEC has issued an exemption from paragraph (d)(1) of Rule 506 with respect to a Disqualifying Event; and/or

(ii) a court or regulatory authority that entered the relevant order, judgment or decree has advised in writing that a Disqualifying Event should not arise as a consequence of such order, judgment or decree.

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

☐ Yes, a waiver applies       ☐ No, a waiver does not apply

If you checked the “Yes” box, please provide a copy of the document evidencing the waiver.

2.	DISCRETIONARY MANAGEMENT

Please check a box below indicating whether any third party has discretion to make such investment in the Fund on your behalf:

☐ Yes       ☐ No

If the answer to the above question is “Yes”, please list the name of the discretionary manager below.

[Remainder of Page Intentionally Left Blank]

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

INVESTOR QUESTIONNAIRE SIGNATURE PAGE

The Investor understands that the foregoing information will be relied upon by the Fund for the purpose of determining the eligibility of the Investor to purchase and own Shares in the Fund. The Investor agrees to notify the Fund immediately if any representation, warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide such information and execute and deliver such documents regarding itself and all of its beneficial owners as the Fund may reasonably request from time to time to substantiate the Investor’s status as an accredited investor and a qualified institutional buyer or to otherwise determine the eligibility of the Investor to purchase Shares in the Fund, to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law, rule or regulation to which the Fund and/or Adviser may be subject, including compliance with anti-money laundering laws and regulations, or for any other reasonable purpose. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Fund, the Adviser, the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders, and any person who serves at the specific request of the Fund or the Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity, from and against any loss, damage, claim, liability or expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) due to or arising out of or in connection with: (i) a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) or in any other document provided by the Investor to the Fund or in any agreement executed by the Investor with the Fund or the Adviser in connection with the Investor’s investment in the Shares; (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor; or (iii) any damages resulting from the Investor’s misrepresentation or misstatement contained herein, of the assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

Signatures:

INDIVIDUAL	PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR
Signature	Print Name of Entity
By:
Print Name	Signature
Social Security Number or other Taxpayer Identification Number	Print Name and Title
Taxpayer Identification Number

Schedule 1

PRIVACY NOTICE

Prospective investors should be aware that in making an investment in the Fund and interacting with the Fund, its affiliates and/or their delegates by:

(i)	submitting the Subscription Agreement;

(ii)	communicating through telephone calls, online investor platforms (including bxaccess.com), written correspondence and emails (all of which may be recorded); or

(iii)

providing personal data within the meaning given to it under data protection laws that apply to the Fund’s processing of personal data, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, passport information, financial information and economic information) (“Personal Data”) concerning individuals connected with the investor (such as directors, officers, trustees, employees, representatives, shareholders, investors, clients, beneficial owners and/or agents), they will be providing the Fund, its affiliates and/or delegates with Personal Data.

The Fund has prepared a data privacy notice (“DPN”) detailing how the Fund will collect Personal Data, where it collects it from, and the purposes for which the Personal Data is used. This DPN explains what rights are given to individuals, how long Personal Data will be retained, who it will be shared with, the purposes of the processing, safeguards put in place where Personal Data is transferred internationally, and relevant contacts.

All new investors can access the DPN as part of the process to subscribe for shares in the Fund, via the investor portal (https://www.bxaccess.com), by visiting https://www.blackstone.com/privacy and selecting “Investor Data Privacy Notice”, and by any other means that the DPN is provided to them by or on behalf of the Fund. All prospective investors should read the DPN carefully before sharing any Personal Data in accordance with the steps noted in (i), (ii) and (iii) above.

By investing in the Fund and/or continuing to invest in the Fund, investors shall be deemed to acknowledge that they have read in detail and understood the DPN and that the DPN provides an outline of their data protection rights and obligations as they relate to the investment in the Fund. The Subscription Agreement contains relevant representations and warranties.

If you have any questions or concerns regarding the processing of Personal Data, please contact PrivacyQueries@blackstone.com.

Schedule 1 - 1

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. Give form to the requester. Do not send to the IRS. 1 Name of antityindividual. An entry is required. (For a sole proprietor or disregarded entity, antar the owner’s name on line 1, and ander the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity individual whose name is entered on line 1. Check anly one of the following seven boxes. Individual/sole proprietor corporation Scorporation Partnership LLC. Enter the tax classification (CC corporation, 3S corporation, P-Partnership Trust/estato Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate bok for the tax classification of its owner. Other (see instructions 3b If on line 34 you checked “Partnership” or “Trust/estate,” or checked “LLC” and antared “F” as its tai classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any forsign partners, owners, or beneficiaries. See instructions. 5 Address (number, street, and apt, or suite no). See instructions. City, state, and ZIP code 7 List account numbers hars (optional) Part 1 Taxpayer Identification Number (TIN) Exemptions joodes apply only to certan entities, not individuals; see instructions on page 3 Exempt payee code (if any) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States) Requester’s name and address (optional) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Part II Certification Under penalties of perjury, I certify that Social security number or Employer identification number 1. The number shown on this form is my correct taxpayer identification number for I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notilled by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax retum. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (RA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What’s New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification ation of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification. Cat. No. 10231X Date New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information retum with the IRS is giving you this form because they Form W-9 (Rev. 3-2024

Schedule 2 - 1

Form W-9 (Rev. 3-2024 must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to repart on an information retum the amount paid to you, or other amount reportable on an information return. Examples of information retums include, but are not limited to, the following Form 1099-INT (interest eamed or paid). Form 1099-DIV (dividends, including those from stocks or mutual funds) Form 1099-MISC (various types of income, prizes, awards, or gross proceeds). •Form 1099-NEC (nonemployee compensation). Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) Form 1099-S (proceeds from real estate fransactions). Form 1099-K (merchant card and third-party network transactions). Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition). • Form 1099-C (canceled debt). Form 1099-A (acquisition or abandonment of secured property). Use Farm W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: if you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. By signing the filled-out form, you 1. Certify that the TIN you are giving is correct for you are waiting for a number to be issued); 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee; and 4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and 5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What is FATCA Reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States: An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7) Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441-1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding af Tax on Nonresident Aliens and Foreign Entities. The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status. in the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity. In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the granitor frust. in the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust. See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(1)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax retum. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester; 2. You do not certify your TiN when required (see the instructions for Part II for details); 3. The IRS tells the requester that you fumished an incorrect TIN: 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only): or 5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form above (for reportable interest and dividend accounts opened after 1983 only)

Schedule 2 - 2

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Farm W-9 for more information. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier. What Is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exernpt. In addition, you must fumish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TiNs in violation of federal law, the requester may be subject to civil and criminal penalties Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax retum. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. • Individual. Generally, enter the name shown on your tax retum. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Farm 1040 you filed with your application. • Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2 Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. • Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2. • Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Fom W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2. Line 3a Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on ine 1. Check only one box on line 3a. IF the entity/individual on line 1 is ain)...THEN check the box for. • CorporationCorporation. Individual or Sole proprietorshipIndividual/sole proprietor LLC classified as a partnership for U.S. federal tax purposes or LLC that has filed Form 8832 or 2553 electing to be tasted as a corporation Limited liability company and enter the appropriate tax classification: P-Partnership, CC corporation, or S-S corporation. • Partnership Partnership. Trust/estate Trust/estate Line 3b . . Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1066). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply. Line 4 Exemptions If you are exempt from backup withholding and/or FATCA reporting. enter in the appropriate space on line 4 any code(s) that may apply to you Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4 1-An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(1)(2).

Schedule 2 - 3

Form W-9 (Rev. 3-2024 2-The United States or any of its agencies or instrumentalities. 3-A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. 4-A foreign government or any of its political subdivisions, agencies, or instrumentalities. 5-A corporation. 6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory. 7-A futures commission merchant registered with the Commodity Futures Trading Commission. 8-A real estate investment trust. 9-An entity registered at all times during the tax year under the Investment Company Act of 1940 10-A common trust fund operated by a bank under section 584(a). 11-A financial institution as defined under section 581. 12-A middleman known in the investment community as a nominee or custodian. 13-A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for... THEN the payment is exempt for... Interest and dividend payments All exempt payees except for 7. Broker transactions Barter exchange transactions and patronage dividends • Payments over $600 required to be reported and direct sales over $5,000 Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Exempt payees 1 through 4. Generally, exempt payees 1 through 5. • Payments made in settlement of Exempt payees 1 through 4. payment card or third-party network transactions See Form 1099-MISC, Miscellaneous Information, and its instructions. However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code. A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(27). B-The United States or any of its agencies or instrumentalities. C-A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1) E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(0. Page 4 F-A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G-A real estate investment trust. H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940. 1-A common trust fund as defined in section 584(a). J-A bank as defined in section 581. K-A broker. L-A frust exempt from tax under section 664 or described in section 4947(a)(1). M-A tax-exempt trust under a section 403(b) plan or section 457(g) plan. Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a charice the old address will be used until the payor changes your address in their records, Line 6 Enter your city, state, and ZIP code Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TiN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, eartier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Schedule 2 - 4

Form W-9 (Rev. 3-2024) Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1963. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct. TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out itern 2 of the certification 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: 1. Individual 2. Two or more individuals joint account other than an account maintained by an FFI 3. Two or more U.S. persons Goint account maintained by an FFI) 4. Custodial account of a minor Uniform Gift to Minors Acti 5. a. The usual revocabla savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law 6. Sole proprietorship or disregarded entity owned by an individual 7. Grantor trust fling under Optional Filing Method 1 (see Regulations saction 1.671-4(b) Give name and SSN of: The individual The actual owner of the account or, if combined funds, the first individual on the account Each holder of the account The minor The grantor-trustee The actual owner The owner The grantor For this type of account: B. Disregarded entity not owned by an individual 9. A vald trust, estate, or pension trust 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 Page 5 Give name and EIN of: The owner Legal entity The corporation 11. Association, club, religious, charitable. educational, or other tax exempt organization The organization 12. Partnership or mult-member LLC 13. A broker or registered nominee 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prisoni that receives agricultural program payments 15. Grantor trust filing Form 1041 or under the Opsional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4/b)(2)( ) The partnership The broker ar nominee The public entity The trust List first and circle the name of the person whose number you furmish. If only one person on a joint account has an SSN, that person’s number must be furnished. Circle the minor’s name and furnish the minor’s SSN. You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN you have onej, but the IRS encourages you to use your SSN. List first and circle the name of the trust, estate, or pension trust. (Do not furmish the TiN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) “Note: The grantor must also provide a Form W-9 to the trustee of the trust. **For more information on optional fiing methods for grantor trusts, see the Instructions for Form 1041 Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN. • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax retum preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers

Schedule 2 - 5

Form W-B (Rev. 3-2024) Page 6 Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toil-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sanding an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, loga, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.Identity Theft.gov and Pub. 5027. Go to www.irs.gov/Identity Theft to learn more about identity theft and how to reduce your risk Privacy Act Notice Section 6109 of the Internal Plevenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax retum. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

Schedule 2 - 6

Schedule 3

FORM OF SUBSEQUENT INVESTMENT AGREEMENT

This subsequent investment agreement (“Subsequent Investment Agreement”) may be used by a current investor (the “Investor”) in BlackRock Private Real Estate Credit and Income Fund (the “Fund”) who purchased common shares of beneficial interest (“Shares”) in the initial closing of the Fund (the “Initial Closing”) and who desires to purchase additional Shares under the same registered name in a subsequent closing of the Fund (a “Subsequent Closing”).

The undersigned Investor (a) is an existing shareholder of the Fund who purchased Shares of the Fund in the Initial Closing, (b) has previously delivered a fully completed and executed subscription agreement to the Fund (the “Original Subscription Agreement”) in respect of the Shares it purchased in the Initial Closing, and (c) desires to subscribe for additional Shares of the Fund in the Subsequent Closing to next occur following the date of this Subsequent Investment Agreement. By executing the space below, the undersigned Investor hereby: (1) requests that the Fund accept this Subsequent Investment Agreement in lieu of completing a new subscription agreement for the Shares, (2) reaffirms each and every representation, warranty, covenant, certification, answer, agreement and other statement made by the undersigned in the Original Subscription Agreement as if such representation, warranty, covenant, certification, answer, agreement and other statement were made as of the date of acceptance of this subscription, (3) represents that the person executing this Subsequent Investment Agreement on the undersigned’s behalf has the full power and authority under the undersigned’s governing instruments and has been authorized to do so and the undersigned has the full power and authority under its governing instruments to acquire the Interests, and (4) agrees to fund the amount payable with respect to the Investor’s subscription for additional Shares that is accepted by the Fund two business days prior to the last business day of the month preceding the date of the applicable Subsequent Closing. Capitalized terms not defined herein are used as defined in the Original Subscription Agreement.

Please return this Subsequent Investment Agreement and/or direct any inquiries regarding this Subsequent Investment Agreement to the Fund’s transfer agent:

SS&C GIDS, Inc.

PO Box 219349

Kansas City, MO 64121-9349

Overnight Address:

SS&C GIDS, Inc.

430 W 7th St. Suite 219349

Kansas City, MO 64105

Schedule 3-1

Schedule 3

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Investor has executed and unconditionally delivered this Subsequent Investment Agreement on the date set forth below, and this Subsequent Investment Agreement shall be and become a binding agreement between the Fund and the undersigned Investor on the date that the undersigned Investor’s Subsequent Investment Amount is accepted by the Fund below.

INDIVIDUALS	ENTITIES

Signature	Print Name of Entity

By:
Print Name	Authorized Signature

Social Security Number	U.S. Taxpayer Identification Number

Additional Investor Signature, if applicable	Print Name and Title

Print Name

Subsequent Investment Amount Requested: $	Subsequent Investment Amount Requested: $

Date:	Date:

Schedule 3-2

Schedule 3

ACCEPTANCE OF SUBSCRIPTION

(to be filled out only by the Fund)

The Fund hereby accepts the above application for subscription for Shares.

*Amount of the requested Subsequent Investment Amount Accepted:	$

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

By:
Name:
Title:

Date:

Schedule 3-3

Annex 1

“KNOW YOUR CUSTOMER” DOCUMENTATION

In compliance with U.S. law, Blackstone Real Estate Special Situations Advisors L.L.C. is required to conduct certain “Know Your Customer” reviews prior to accepting an investor commitment. In order to expedite our review, please provide the documentation requested below either in advance of or together with your subscription document. If you have previously invested in a Blackstone-sponsored fund using the same “investor,” we may be able to utilize documents you have previously provided. However, if a particular document, such as a license or passport copy, has expired, you may be asked to provide a valid copy of the new document.

Kindly note that we will make our best effort to limit follow-up requests, but Blackstone may need to contact you for additional documentation. If you do not have a particular document or are concerned it may not be applicable, please submit the subscription document with the information that you have and we would be happy to review it and revert to you.

Investor Type (based upon the actual investor listed in the subscription document)	Document Request

Individual

Proof of identity:

☐ Copy of government-issued photo identification;

☐ Proof of address (only if not listed on photo identification);

☐ Copy of signatory’s government-issued identification, if signing subscription document under a power of attorney; and

☐ IRS Form W9/W8.

Privately Held Corporation or Non-U.S. Publicly Held Corporation

Proof of identity:

☐ Copy of Certificate of Incorporation;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8;

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Publicly Held U.S. Corporation	Proof of identity: ☐ Form 10-K; ☐ Copy of Certificate of Incorporation; ☐ IRS Form W9; and ☐ Certification of Beneficial Owners(s) (Annex 3)

Partnership

Proof of identity:

☐ Copy of certificate of limited partnership or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8;

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Annex 1-1

Annex 1

Investor Type (based upon the actual investor listed in the subscription document)	Document Request

Limited Liability Company

Proof of identity:

☐ Copy of certificate of formation or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8;

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Sovereign Wealth Fund or Non-U.S. State-Owned Fund/Company	Proof of identity: ☐ Document identifying authorized signatories; ☐ IRS Form W9/W8; and ☐ Certification of Beneficial Owners(s) (Annex 3)

Trust

Proof of identity:

☐ Copy of trust agreement, certificate of trust, or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8;

☐ Proof of identity (as applicable) of the (i) settlor and/or grantor, (ii) trustee(s), and other controlling persons, (iii) trust beneficiaries (who receive 10% or more of the economic benefit of the trust), and (iv) any person ultimately beneficially owning 10% or more of such beneficiaries’ equity, partnership, membership or other similar ownership interest; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Pension Plan

Proof of identity:

☐ Copy of trust agreement, certificate of trust, or equivalent;

☐ Certificate of an appropriate officer certifying that the subscription has been authorized and identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Foundation

Proof of identity:

☐ Copy of Certificate of Incorporation;

☐ IRS Non-Profit Determination, 501(c)(3) Letter, or Form 990 (or equivalent);

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Certification of Beneficial Owners(s) (Annex 3)

Annex 1-2

Annex 2

DEFINITION OF “INVESTMENTS”

The term “investments” means:

(1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	A Public Company (as defined below); or

(iii)

A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements; provided, that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Shares;

(2)	Real estate held for investment purposes;

(3)	Commodity Interests (as defined below) held for investment purposes;

(4)	Physical Commodities (as defined below) held for investment purposes;

(5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6)

In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a Person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7)	Cash and cash equivalents (including foreign currencies) held for investment purposes.

Real estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered real estate held for investment purposes; provided, that real estate owned by an Investor that is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor that is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

Annex 2-1

Annex 2

“Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of: (i) any contract market designated for trading such transactions under the U.S. Commodity Exchange Act, as amended, and the rules thereunder; or (ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the U.S. Commodity Exchange Act, as amended.

“Public Company” means a company that: (i) files reports pursuant to Section 13 or 15(d) of the 1934 Act; or (ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that: (i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets; (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and (iii) is entered into in response to a request from a counter-party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Interests above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company, partnership or trust that owns not less than $5,000,000 in investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 – Valuation of Investments incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Annex 2-2

Annex 2

VALUATION OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a Person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such Person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

(1)	In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and

(2)	In each case, there shall be deducted from the amount of investments owned by such Person the following amounts:

(a)	The amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments owned by such Person.

(b)

A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

Annex 2-3

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Annex 3

CERTIFICATION OF BENEFICIAL OWNER(S)

For the purposes of this form, a “legal entity” includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. “Legal entity” does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf. If you have any questions, please contact your financial advisor.

Persons opening an account on behalf of a legal entity must provide the following information:

(i)	each individual that is either a director or a significant[12] shareholder if the Investor is a corporation;

(ii)	the (a) ultimate owner(s) of the Investor’s general partner(s) and (b) significant limited partners if the Investor is a partnership;

(iii)	the (a) ultimate owner(s) of the Investor’s managing members and (b) significant members if the Investor is a limited liability company;

(iv)	the Investor’s settlor and/or grantor, trustees and beneficiaries if the Investor is a trust; or

(v)

to the extent not provided above, (a) each significant individual beneficial owner of the Investor, if any, and (b) one individual with significant responsibility for managing the Investor, such as: (1) an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or (2) any other individual who regularly performs similar function, if the Investor is any other legal entity.

For each individual listed in the following table, please provide a copy of a valid passport, a national ID or a U.S. driver’s license, as applicable, with photograph.13

You may make additional copies of the table below as necessary.

[12]	“Significant” means a holder of more than 10% of the equity interests of the Investor.
[13]

Any U.S. person listed in the above table must provide their Social Security Number and any non-U.S. person listed in the above table must provide their passport pursuant to FinCEN’s Customer Due Diligence Requirements (“CDD Rule”) (implemented on May 11, 2018).

Annex 3-1

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Annex 3

Name	Place and Date of Birth	Address	Country of Citizenship	Source of Funds	Official ID Social Security Number (if applicable) or other Identification Number

I,        (name of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature                 Date:

Legal Entity Identifier (Optional)

Annex 3-2

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Annex 3

LIST OF APPLICABLE ENTITIES

Description

LIMITED LIABILITY COMPANY

C-CORPORATIONS

PARTNERSHIPS

HOSPITALS & MEDICAL INST.

CEMETERIES/FUNERAL HOMES

UNIONS

CHARITABLE & WELFARE ORG.

CHURCHES & RELIGIOUS INSTITUTIONS.

COLLEGES & UNIVERSITIES

CLUBS & FRATERNAL ORG.

INVESTMENT CLUBS

SCHOOL DISTRICTS

OTHER EXEMPT ORGANIZATION/INSTITUTION

International Organization

S-CORPORATION

TRADITIONAL IRA-BENEFICIARY BY DEATH

DECEDENT 403(B)

DECEDENT QUALIFIED PLAN

DECEDENT ROTH IRA

DECEDENT SIMPLE IRA

FOUNDATION

NON EXEMPT ORGANIZATION/INSTITUTION

PRIVATE ANNUITY

TRUSTS (Statutory Trusts Only)*

*Trust created by operation of law where a real property is held by trustees for immediate or eventual sale at their discretion. All income from the property prior to its sale, and all proceeds of its sale, are held in trust for the benefit of the trust’s beneficiaries.

Annex 3-3

BLACKSTONE PRIVATE REAL ESTATE CREDIT AND INCOME FUND

Annex 4

LIST OF APPROVED FATF COUNTRIES

Argentina	Iceland	New Zealand
Australia	India	Norway
Austria	Indonesia	Portugal
Belgium	Ireland	Singapore
Canada	Israel	South Africa
China	Italy	Spain
Denmark	Japan	Sweden
Finland	Korea	Switzerland
France	Luxembourg	Türkiye
Germany	Malaysia	United Kingdom
Greece	Mexico	United States of America
Hong Kong, China	Netherlands

Annex 4-1